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                                     EXHIBIT j.

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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                                ARTHUR ANDERSEN LLP

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-84950 for Hartford International Advisers HLS Fund, Inc. on Form N-1A.

                              /s/ Arthur Andersen LLP


Hartford, Connecticut
April 16, 1999